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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-34898, No. 333-34900, No. 333-34902, and No. 333-76022) and Form S-3 (No. 333-88706) of QuickLogic Corporation of our report dated January 29, 2003, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 20, 2003

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS